[LOGO] MFS                                                    Annual Report
INVESTMENT MANAGEMENT                                         August 31, 1997

MFS(R) MID CAP GROWTH FUND (FORMERLY MFS(R) OTC FUND)

[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  5
Fund Facts ................................................................  6
Performance Summary .......................................................  6
Tax Form Summary ..........................................................  8
Portfolio Concentration ...................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
The MFS Family of Funds(R) ................................................ 28
Trustees and Officers ..................................................... 29

--------------------------------------------------------------------------------

   HIGHLIGHTS

    o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 20.26%, CLASS B SHARES 19.36%, CLASS C SHARES 19.44%, AND CLASS I SHARES 20.51%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

    o THE PAST YEAR WAS MARKED BY A STRONG DIVERGENCE OF PERFORMANCE BASED ON CAPITALIZATION, WITH MANY OF THE LARGER COMPANIES IN THE STANDARD & POOR'S 500 COMPOSITE INDEX EASILY OUTPERFORMING THE SMALLER COMPANIES REPRESENTED BY THE RUSSELL 2000 TOTAL RETURN INDEX.

    o THE FUND'S HEAVIEST INVESTMENT IN TECHNOLOGY IS IN SOFTWARE, AN AREA IN WHICH GOOD COMPANIES CAN CAPTURE ATTRACTIVE MARKETS AND GROW IN A PREDICTABLE MANNER AS HARDWARE PRODUCTS BECOME MORE POWERFUL, REQUIRING NEW SOFTWARE TO RUN THEM.

    o EFFECTIVE SEPTEMBER 1, 1997, THE NAME OF THE FUND WAS CHANGED TO MFS(R) MID CAP GROWTH FUND. WHILE THE FUND'S INVESTMENT OBJECTIVE -- LONG-TERM GROWTH OF CAPITAL -- IS THE SAME, THE FUND WILL BE ABLE TO INVEST AT LEAST 65% IN MEDIUM CAPITALIZATION COMPANIES, AS OPPOSED TO BEING LIMITED TO STOCKS LISTED ON THE OVER-THE-COUNTER MARKET, OR NASDAQ.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN
[Photo of A. Keith Brodkin[


Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    September 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Mark Regan]
Mark Regan

For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 20.26%, Class B shares 19.36%, Class C shares 19.44%, and Class I shares 20.51%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 29.05% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ; and to a 40.78% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU SEE AS SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR?
A. There was a strong divergence over the past year of performance based on capitalization, with many of the larger companies dramatically outperforming smaller companies. This was reflected in the S&P 500, which easily outperformed the Russell 2000 as well as the unmanaged NASDAQ Composite Index, which returned 14.65%.

Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES IN EMPHASIS AMONG SECTORS OVER THE PAST YEAR, AND IF SO, WHY?
A. We have reduced the weightings in health care and communications and added to holdings in business services and retail. Health care was pared through a reduction in health maintenance organizations (HMOs), although we expect many of the problems HMOs face to be resolved through improved health care information systems. Thus, the increased investment in business services was largely an investment in a broad range of health care information companies. Holdings in the retail sector were increased as a number of what we regard as promising companies in the high-growth specialty retail area were added at attractive prices.

Q. WHAT ABOUT INDIVIDUAL STOCKS? ANY IMPORTANT CHANGES THERE?
A. Several of the Fund's top holdings changed over the past year. These changes were often the result of companies in the portfolio being acquired by larger companies, such as St. Jude Medical's buying Ventritex and Gemstar's buying Starsight Telecast. Among gaming stocks, holdings in Showboat, Harrah's Entertainment, and Argosy were reduced because our outlook for that industry calls for a slowdown in the establishment of new gaming jurisdictions. Among holdings added were Cable Design Systems, a leading company in high-performance communications cables, and Oracle Systems, the leading provider of client-server software.

Q. YOUR LARGEST INDUSTRY SECTOR REMAINS TECHNOLOGY. COULD YOU TALK ABOUT WHAT YOU LIKE ABOUT THIS SECTOR AND ANY PARTICULAR TECHNOLOGY SUBSECTORS AND STOCKS YOU LIKE?
A. We continue to find the most growth opportunities in technology. These opportunities are driven by fundamental technological advancements and innovations that are then integrated into the industries that make use of them. For example, our heaviest investment in technology is in software, an area in which a good company can capture an attractive niche and grow in a predictable manner as computers and networks become more powerful. These companies benefit from the need to constantly update software to accommodate the new hardware. Companies in this sector that have performed well over the past year include Intel, Microsoft, Oracle Systems, BMC Software, Electronic Arts, Synopsys, and Cadence Design Systems, each of which is a dominant player in its field.

Q. THE FUND'S NEXT LARGEST SECTOR IS HEALTH CARE. HOW HAS THIS SECTOR PERFORMED, AND WHAT STOCKS SEEM TO BE DOING PARTICULARLY WELL THESE DAYS?
A. Our health care holdings have been changed to focus on subacute care, medical devices, and medical services. Although HMO stocks have seen some improved performance over the past year, our holdings in this area have been reduced. Meanwhile, the subacute care sector has benefited from favorable regulation and consolidation, both of which have combined to push up the group's performance. At the same time, the medical devices and services areas performed well as new products and services drove stock performance.

Q. COULD YOU TALK ABOUT SOME OF THE FUND'S HOLDINGS THAT PERFORMED BETTER THAN EXPECTED, AND WHY YOU THINK THEY DID WELL?
A. A large number of companies had a positive impact on the Fund, including Gemstar International, Oracle Systems, Mariner Health Group, Cadence Design Systems, and Synopsys. Gemstar benefited from a consolidation in its business that left it with no strong competitors in the very attractive market of electronic guides and navigators for broadcast television. Oracle, Cadence Design, and Synopsys also performed well as their dominant software positions provided exceptional growth. Mariner Health, a provider of long-term care and subacute care, also did well as its operational problems were resolved and concerns about health care regulation abated.

Q. NOW, WHAT ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Four companies had an adverse impact on performance: Ascend Communications, HCIA, Inc., Uromed, and Spectrum Holobyte. A variety of issues affected these companies, although management execution and product delays were the primary culprits. However, we believe these companies are poised for solid recoveries in the next 12 months.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE BUSINESS AND ECONOMIC ENVIRONMENT OF THE PAST YEAR?
A. It has been an extremely favorable environment, with the primary area of concern being the slowing of European markets and the impact of currency fluctuations, particularly on U.S. companies that derive a large percentage of their revenue from overseas sales.

Q. EFFECTIVE SEPTEMBER 1, 1997, THE NAME OF THE FUND WAS CHANGED TO MFS MID
   CAP GROWTH FUND. WHILE THE INVESTMENT OBJECTIVE -- LONG-TERM GROWTH OF CAPITAL -- IS THE SAME, THE INVESTMENT POLICY AND STRATEGY ARE DIFFERENT. COULD YOU TALK ABOUT WHY THIS CHANGE WAS MADE AND THE KIND OF INVESTMENTS
   YOU EXPECT TO BE MAKING?
A. The change in the Fund's name and the modification of its investment policy have been made for a number of reasons. First, the requirement to invest in NASDAQ stocks has limited the majority of our investments to holdings that trade on a specific exchange (the NASDAQ), as opposed to companies that are small- or medium-sized or that are in growth or value industries. This change allows us to invest in small- and medium-capitalization companies without being limited to just one exchange. Second, many of our holdings have been leaving the NASDAQ, forcing us to liquidate these holdings as they move to the New York Stock Exchange. Finally, the Fund's new focus will be to invest in mid-cap and, to a lesser extent, small-cap growth companies. We will seek to find what we believe are attractive growth companies as they become winners in favorable growth segments.

/s/ Mark Regan

    Mark Regan
    Portfolio Manager

--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S PROFILE

   MARK REGAN BEGAN HIS CAREER AT MFS IN 1989 AS A RESEARCH ANALYST. A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, HE WAS PROMOTED TO INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991, AND VICE PRESIDENT - INVESTMENTS IN 1992. MR. REGAN HAS MANAGED MFS(R) MID CAP GROWTH FUND SINCE ITS INCEPTION IN 1993.

--------------------------------------------------------------------------------

   NOTE: THE FUND CHANGED ITS NAME FROM MFS OTC FUND TO MFS(R) MID CAP GROWTH FUND AS OF SEPTEMBER 1, 1997.

   FUND FACTS

   OBJECTIVE:             THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK LONG-
                          TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  CLASS A:  DECEMBER 1, 1993
                          CLASS B:  DECEMBER 1, 1993
                          CLASS C:  AUGUST 1, 1994
                          CLASS I:   JANUARY 2, 1997

  SIZE:                   $122.9 MILLION NET ASSETS AS OF AUGUST 31, 1997


PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Mid Cap Growth Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from December 1, 1993, through August 31, 1997)

                 MFS                                  Consumer
               Mid Cap     S&P 500       Russell       Price
             Growth Fund  Composite       2000         Index
             - Class A      Index        Index        -  U.S.
             -----------  ---------      -------     ---------
12/93           9,400       10,000       10,000       10,000
8/94           10,400       10,500       10,400       10,200
8/95           12,500       12,800       12,500       10,500
8/96           13,800       15,200       13,900       10,800
8/97           16,630       21,321       17,921       11,022

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                                                                   Life of
                                                                                  1 Year          3 Years            Fund*
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund (Class A) including 5.75% sales charge
  (SEC results)                                                                  +13.37%          +14.48%          +14.52%
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund (Class A) at net asset value                             +20.26%          +16.77%          +16.36%
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund (Class B) with CDSC (SEC results)                        +15.36%          +15.09%          +14.75%
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund (Class B) at net asset value                             +19.36%          +15.84%          +15.29%
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund (Class C) with CDSC (SEC results)                        +18.44%          +15.80%          +15.33%
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund (Class C) at net asset value                             +19.44%          +15.80%          +15.33%
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Fund (Class I) at net asset value                             +20.51%          +16.85%          +16.42%
----------------------------------------------------------------------------------------------------------------------------------
Average small-company growth fund**                                              +26.85%          +22.10%          +17.29%
----------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index+                                                 +29.05%          +19.96%          +16.86%
----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                                           +40.78%          +26.58%          +22.40%
----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index++                                                           + 2.19%          + 2.55%          + 2.63%
----------------------------------------------------------------------------------------------------------------------------------
 *  For the period from the commencement of the Fund's investment operations, December 1,
    1993, through August 31, 1997.
**  Source: Lipper Analytical Services, Inc.
 +  Source: CDA/Wiesenberger.
++  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included within the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   DIVIDENDS RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 49.27%.

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

TOP 10 EQUITY HOLDINGS

GEMSTAR INTERNATIONAL GROUP LTD.   EDIFY CORP.
Audio/video products company       Internet software company

ASCEND COMMUNICATIONS, INC.        VIKING OFFICE PRODUCTS, INC.
Developer of telecommunications    Mail-order office products
systems and products               retailer

CABLE DESIGN TECHNOLOGIES CORP.    ST. JUDE MEDICAL, INC.
Manufacturer of data transmission  Developer and manufacturer of
cables                             medical instruments

MARINER HEALTH GROUP, INC.         SPECTRUM HOLOBYTE, INC.
Nursing home and health care       Developer of entertainment and
company                            educational software

ORACLE SYSTEMS CORP.               TYCO INTERNATIONAL LTD.
Developer and manufacturer of      Manufacturer of fire protection,
database software                  packaging, and electronic
                                   equipment

LARGEST SECTORS

[Graphic Omitted]

Technology                                             36.7%

Health Care                                            15.6%

Leisure                                                13.3%

Miscellaneous                                           9.5%
(conglomerates, special products/services)

Retailing                                               9.3%

Other Sectors                                          15.6%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 97.5%
---------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES             VALUE
---------------------------------------------------------------------------------------------------------
U.S. Stocks - 96.7%
  Apparel and Textiles -
    Polo Ralph Lauren Corp.*                                             1,800      $     47,250
---------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.4%
    Compass Bancshares, Inc.                                            31,400      $  1,118,625
    First Hawaiian, Inc.                                                31,800         1,172,625
    ONBANCorp., Inc.                                                    12,000           624,000
                                                                                    ------------
                                                                                    $  2,915,250
---------------------------------------------------------------------------------------------------------
  Biotechnology
    Perspective Biosystems, Inc.*                                           45      $        548
---------------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Affiliated Computer Services, Inc., "A"*                            11,800      $    309,750
---------------------------------------------------------------------------------------------------------
  Business Services - 2.9%
    BDM International, Inc.*                                            44,100      $  1,113,525
    Carbo Ceramics, Inc.                                                11,200           312,200
    Claremont Technology Group, Inc.*                                   36,200           642,550
    First USA Paymentech, Inc.*                                         10,700           325,013
    Galileo International, Inc.*                                         2,300            60,806
    Hall Kinion & Associates, Inc.*                                        200             4,275
    HPR, Inc.*                                                          29,500           527,312
    Lamalie Associates, Inc.*                                              100             1,900
    Technology Solutions Co.*                                           24,150           561,487
    TeleSpectrum Worldwide, Inc.*                                       18,300            83,494
                                                                                    ------------
                                                                                    $  3,632,562
---------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Telephone & Data Systems, Inc.                                      23,700      $    936,150
---------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.2%
    Electronic Arts, Inc.*                                              46,600      $  1,482,462
    Microsoft Corp.*                                                    16,600         2,194,312
    Quantum Corp.*                                                      15,800           553,988
    Read Rite Corp.*                                                    11,800           338,513
    Spectrum Holobyte, Inc.*##                                         634,000         3,051,125
                                                                                ----------------
                                                                                    $  7,620,400
---------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 13.7%
    Adobe Systems, Inc.                                                 34,900      $  1,374,188
    Aris Corp.*                                                            400             9,800
    Aspen Technology, Inc.*                                             10,200           348,075
    BMC Software, Inc.*                                                 30,200         1,891,275
    Cadence Design Systems, Inc.*                                       58,920         2,802,382
    Cerner Corp.*                                                       10,300           303,850
    Clarify, Inc.*                                                       9,200           144,900
    Compuware Corp.*                                                    11,500           710,125
    E Trade Group, Inc.*                                                 1,800            57,825
    Edify Corp.*                                                       241,100         3,495,950
    Great Plains Software, Inc.*                                           200             5,275
    Netscape Communications Corp.*                                         349            13,894
    Oracle Systems Corp.*                                               98,750         3,764,844
    Rational Software Corp.*                                            22,590           372,735
    RWD Technologies, Inc.*                                                200             3,850
    Synopsys, Inc.*                                                     44,200         1,530,425
    TSI International Software Ltd.*                                       600             7,350
                                                                                    ------------
                                                                                    $ 16,836,743
---------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    800-JR. Cigar, Inc.*                                                   300          $  9,600
    Novel Denim Holdings Ltd.*                                             500            10,937
    Tyco International Ltd.*                                            38,217         2,997,646
                                                                                    ------------
                                                                                    $  3,018,183
---------------------------------------------------------------------------------------------------------
  Electronics - 4.7%
    Analog Devices, Inc.*                                               25,300      $    838,062
    Atmel Corp.*                                                        18,600           657,975
    Intel Corp.                                                         15,000         1,381,875
    KLA-Tencor Corp.*                                                    9,200           652,050
    Kulicke & Soffa Industries, Inc.*                                   10,000           459,375
    Teradyne, Inc.*                                                     33,200         1,848,825
                                                                                    ------------
                                                                                    $  5,838,162
---------------------------------------------------------------------------------------------------------
  Entertainment - 9.6%
    American Radio Systems Corp.                                         3,800      $    187,150
    Gemstar International Group Ltd.*                                  475,000         9,737,500
    Jacor Communications, Inc.*                                         22,700           998,800
    LIN Television Corp.*                                               18,800           891,825
    Silverleaf Resorts, Inc.*                                              900            17,325
    Travel Services International, Inc.*                                   200             4,875
                                                                                    ------------
                                                                                    $ 11,837,475
---------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Advanta Corp., "B"                                                   8,400      $    266,700
    AmeriTrade Holding Corp., "A"*                                         500             9,406
    ARM Financial Group, Inc., "A"                                         500             9,719
    Delta Financial Corp.*                                                 600            11,813
    Franklin Resources, Inc.                                            14,200         1,098,725
                                                                                    ------------
                                                                                    $  1,396,363
---------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.2%
    McCormick & Co., Inc.                                               43,900      $  1,037,138
    Smith's Food & Drug Centers, Inc., "B"*                             29,900         1,637,025
                                                                                    ------------
                                                                                    $  2,674,163
---------------------------------------------------------------------------------------------------------

  Insurance - 1.5%
    Compdent Corp.*                                                     47,900      $  1,161,575
    Conseco, Inc.*                                                      14,400           619,200
    Hartford Life, Inc., "A"                                             1,000            37,313
    Nationwide Financial Services, Inc., "A"                             1,700            47,175
    Penn America Group, Inc.*                                              800            14,600
                                                                                    ------------
                                                                                    $  1,879,863
---------------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Greenfield Industries, Inc.*                                        20,800      $    548,600
---------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.2%
    Acuson Corp.*                                                       18,700      $    503,731
    Mentor Corp.                                                        19,900           611,925
    Schick Technologies, Inc.*                                             300             7,950
    Transition Systems, Inc.*                                           71,400         1,365,525
    Uromed Corp.*                                                      450,000         2,615,625
                                                                                    ------------
                                                                                    $  5,104,756
---------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 15.8%
    AmeriSource Health Corp., "A"*                                      32,000      $  1,602,000
    Centennial Healthcare Corp.*                                           500            10,063
    CRA Managed Care, Inc.*                                             17,500           971,250
    Cytyc Corp.*                                                        12,800           256,000
    HBO & Co.                                                           17,500         1,253,437
    HCIA, Inc.*                                                        107,300         1,663,150
    Hologic, Inc.*                                                      26,100           632,925
    IDEXX Labs, Inc.*                                                   44,500           837,156
    IDX Systems Corp.*                                                  14,100           477,638
    Mariner Health Group, Inc.*                                        262,200         3,801,900
    Monarch Dental Corp.*                                                  200             3,625
    Physician Sales and Service, Inc.*                                  23,100           392,700
    Renal Treatment Centers, Inc.*                                      23,400           792,675
    Shared Medical System*                                              52,000         2,548,000
    St. Jude Medical, Inc.*                                             90,000         3,425,625
    United Healthcare Corp.                                             15,779           767,254
                                                                                    ------------
                                                                                    $ 19,435,398
---------------------------------------------------------------------------------------------------------
  Oil Services - 3.2%
    Cal Dive International, Inc.*                                          300      $     10,200
    Cooper Cameron Corp.*                                               16,600         1,076,925
    Diamond Offshore Drilling, Inc.                                     13,000           710,125
    Friede Goldman International, Inc.*                                    600            24,150
    Global Industries Ltd.*                                             37,900         1,380,981
    Hanover Compressor Co.*                                                500            11,813
    National Oilwell, Inc.*                                              5,600           344,750
    Noble Drilling Corp.*                                               11,400           324,187
                                                                                    ------------
                                                                                    $  3,883,131
---------------------------------------------------------------------------------------------------------

  Oils - 0.6%
    Apache Corp.                                                        16,500      $    654,844
    Santa Fe International Corp.*                                        1,700            76,075
                                                                                    ------------
                                                                                    $    730,919
---------------------------------------------------------------------------------------------------------
  Pollution Control
    Waste Industries, Inc., "A"*                                           300      $      5,475
---------------------------------------------------------------------------------------------------------
  Printing and Publishing -
    CMP Media, Inc., "A"*                                                  400      $     10,700
---------------------------------------------------------------------------------------------------------
  Railroads - 1.6%
    Genesee & Wyoming, Inc., "A"*                                       15,000      $    468,750
    Wisconsin Central Transportation Corp.*                             47,500         1,472,500
                                                                                    ------------
                                                                                    $  1,941,250
---------------------------------------------------------------------------------------------------------
  Real Estate -
    Lasalle Partners, Inc*                                                 400      $     11,900
---------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.4%
    Applebee's International, Inc.                                      45,500      $  1,160,250
    Prime Hospitality Corp.*                                            28,600           543,400
                                                                                    ------------
                                                                                    $  1,703,650
---------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.1%
    Keystone International, Inc.                                        35,800      $  1,349,213
---------------------------------------------------------------------------------------------------------
  Stores - 7.7%
    AnnTaylor Stores Corp.*                                             71,100      $  1,217,588
    Gymboree Corp.*                                                    119,800         2,935,100
    Rite Aid Corp.                                                      37,700         1,887,356
    Viking Office Products, Inc.*                                      162,600         3,434,925
                                                                                    ------------
                                                                                    $  9,474,969
---------------------------------------------------------------------------------------------------------
  Telecommunications - 12.8%
    ADC Telecommunications, Inc.*                                       20,600      $    764,775
    Aerial Communications, Inc.*                                       122,500         1,064,219
    Ascend Communications, Inc.*                                       109,400         4,642,662
    Aspect Telecommunications Corp.*                                    88,300         1,942,600
    Cable Design Technologies Corp.*                                   132,200         4,420,437
    Cabletron Systems, Inc.*                                            17,400           526,350
    Cisco Systems, Inc.*                                                 7,400           557,775
    Cox Communications, Inc., "A"*                                       5,100           138,019
    Genesys Telecommunications Laboratory*                                 200             5,600
    Qwest Communications International, Inc.*                              700            28,525
    Tel-Save Holdings, Inc.*                                            16,600           296,725
    U.S. Cellular Corp.*                                                37,900         1,141,738
    U.S. West Media Group*                                               9,200           184,000
                                                                                    ------------
                                                                                    $ 15,713,425
---------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $118,856,248
---------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  Canada - 0.8%
    Rogers Communications, Inc., "B"
      (Telecommunications)*                                             94,800      $    663,600
    Southern Africa Minerals Corp. (Precious Metals and
      Minerals)*++                                                     810,000           303,345
                                                                                    ------------
                                                                                    $    966,945
---------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $    966,945
---------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $108,223,597)                                        $119,823,193
---------------------------------------------------------------------------------------------------------
Warrants -
---------------------------------------------------------------------------------------------------------
  Perseptive Biosystems, Inc. (Identified Cost, $0)                         25      $          0
---------------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.2%
---------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
---------------------------------------------------------------------------------------------------------
  General Electric Capital Corp., due 09/02/97,
    at Amortized Cost and Value                                         $1,400      $  1,399,781
---------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $109,623,378)                                   $121,222,974
Other Assets, Less Liabilities - 1.3%                                                  1,634,786
---------------------------------------------------------------------------------------------------------
Net Assets -- 100.0%                                                                $122,857,760
---------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $108,529,649)      $120,919,629
    Affiliated issuer (identified cost, $1,093,729)                303,345
                                                              ------------
      Total investments, at value (identified cost,
         $109,623,378)                                        $121,222,974
  Cash                                                           1,465,766
  Receivable for Fund shares sold                                  661,407
  Receivable for investments sold                                  296,226
  Dividends receivable                                              11,517
  Other assets                                                       1,062
                                                              ------------
      Total assets                                            $123,658,952
                                                              ------------

Liabilities:
  Payable for investments purchased                           $    436,368
  Payable for Fund shares reacquired                               231,933
  Payable to affiliates -
    Management fee                                                   7,293
    Administrative fee                                                 152
    Shareholder servicing agent fee                                  1,312
    Distribution and service fee                                    62,053
  Accrued expenses and other liabilities                            62,081
                                                              ------------
      Total liabilities                                       $    801,192
                                                              ------------
Net assets                                                    $122,857,760
                                                              ============

Net assets consist of:
  Paid-in capital                                             $111,850,491
  Unrealized appreciation on investments                        11,599,596
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (582,892)
  Accumulated net investment loss                                   (9,435)
                                                              ------------
      Total                                                   $122,857,760
                                                              ============
Shares of beneficial interest outstanding                     13,178,659
                                                               =========

Class A shares:
  Net asset value per share
    (net assets of $41,737,337 / 4,429,126 shares of
    beneficial interest outstanding)                             $9.42
                                                                 =====
  Offering price per share (100 / 94.25)                         $9.99
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $73,940,102 / 7,972,462 shares of
    beneficial interest outstanding)                             $9.27
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $5,796,283/ 630,395 shares of beneficial
    interest outstanding)                                        $9.19
                                                                 =====

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,384,038 / 146,676 shares of
    beneficial interest outstanding)                             $9.44
                                                                 =====
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                                     $   195,845
    Dividends                                                                        175,657
                                                                                 -----------
      Total investment income                                                    $   371,502
                                                                                 -----------

  Expenses -
    Management fee                                                               $   868,526
    Trustees' compensation                                                            18,091
    Shareholder servicing agent fee                                                   99,472
    Shareholder servicing agent fee (Class A)                                         19,320
    Shareholder servicing agent fee (Class B)                                         53,443
    Shareholder servicing agent fee (Class C)                                          3,228
    Distribution and service fee (Class A)                                            98,318
    Distribution and service fee (Class B)                                           713,344
    Distribution and service fee (Class C)                                            57,908
    Administration fee                                                                 8,511
    Printing                                                                          52,377
    Auditing fee                                                                      50,652
    Postage                                                                           34,033
    Custodian fee                                                                     32,120
    Legal fee                                                                          4,748
    Miscellaneous                                                                     97,179
                                                                                 -----------
      Total expenses                                                             $ 2,211,270
    Fees paid indirectly                                                                 (71)
                                                                                 -----------
      Net expenses                                                               $ 2,211,199
                                                                                 -----------
        Net investment loss                                                      $(1,839,697)
                                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                      $ 2,977,138
    Foreign currency transactions                                                       (325)
                                                                                 -----------
      Net realized gain on investments and foreign currency transactions         $ 2,976,813
                                                                                 -----------
  Change in unrealized appreciation on investments                               $19,823,645
                                                                                 -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                               $22,800,458
                                                                                 -----------
          Increase in net assets from operations                                 $20,960,761
                                                                                 ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1997                      1996
-------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $ (1,839,697)             $ (1,585,695)
  Net realized gain on investment transactions                     2,976,813                20,722,363
  Net unrealized gain (loss) on investments                       19,823,645               (12,184,307)
                                                                ------------              ------------
    Increase in net assets from operations                      $ 20,960,761              $  6,952,361
                                                                ------------              ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $ (5,360,182)             $ (5,350,459)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (9,603,644)              (10,344,167)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (727,466)                 (756,617)
                                                                ------------              ------------
    Total distributions declared to shareholders                $(15,691,292)             $(16,451,243)
                                                                ------------              ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                              $ 72,372,396              $ 80,419,295
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 14,135,101                14,791,845
  Cost of shares reacquired                                      (77,920,481)              (71,855,199)
                                                                ------------              ------------
    Increase in net assets from Fund share transactions         $  8,587,016              $ 23,355,941
                                                                ------------              ------------
      Total increase in net assets                              $ 13,856,485              $ 13,857,059
Net assets:
  At beginning of period                                         109,001,275                95,144,216
                                                                ------------              ------------

At end of period (including accumulated net investment
loss of $9,435, and $1,588,957, respectively)                   $122,857,760              $109,001,275
                                                                ============              ============
See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                          1997              1996              1995             1994*
-------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $  9.06           $ 10.08           $  8.68           $  7.83
                                                            -------           -------           -------           -------

Income from investment operations# -
Net investment loss                                         $ (0.09)          $ (0.10)          $ (0.03)          $ (0.05)
Net realized and unrealized gain on investments and
foreign currency transactions                                  1.77              0.96              1.69              0.90
                                                            -------           -------           -------           -------
Total from investment operations                            $  1.68           $  0.86           $  1.66           $  0.85
                                                            -------           -------           -------           -------

Less distributions declared to shareholders -
From net realized gain on investments and foreign                                                                       $
currency transactions
                                                            $ (1.32)          $ (1.88)          $ (0.26)             --
                                                            -------           -------           -------           -------
Net asset value - end of period                             $  9.42           $  9.06           $ 10.08           $  8.68
                                                            =======           =======           =======           =======
Total return(+)                                               20.26%            10.55%            19.77%            10.86%++
Ratios (to average net assets)/Supplemental data(S):
Expenses##                                                     1.41%             1.28%             1.29%             1.50%+
Net investment loss                                           (1.09)%           (1.08)%           (0.40)%           (0.87)%+
Portfolio turnover                                              170%              157%              218%               82%
Average commission rate###                                  $0.0387           $0.0422           $  --             $  --
Net assets at end of period (000 omitted)                   $41,737           $35,098           $30,194           $17,776

  *For the period from the commencement of the Fund's investment operations, December 1,
   1993, through August 31, 1994.
  +Annualized.
 ++Not annualized.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  #Per share data are based upon average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after
   September 1, 1995.
(S)The investment advisor did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

    Net investment loss                                     $--               $--               $--               $ (0.08)
    Ratios (to average net asets):
      Expenses                                               --                --                --                  2.03%+
      Net investment loss                                    --                --                --                 (1.40)%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                          1997              1996              1995             1994*
-------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $  8.93           $  9.94           $  8.59           $  7.83
                                                            -------           -------           -------           -------

Income from investment operations# -
Net investment loss                                         $ (0.16)          $ (0.17)          $ (0.13)          $ (0.12)
Net realized and unrealized gain on investments and
foreign currency transactions                                  1.75              0.95              1.69              0.88
                                                            -------           -------           -------           -------
Total from investment operations                            $  1.59           $  0.78           $  1.56           $  0.76
                                                            -------           -------           -------           -------

Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                              $ (1.25)          $ (1.79)          $ (0.21)          $  --
                                                            -------           -------           -------           -------
Net asset value - end of period                             $  9.27           $  8.93           $  9.94           $  8.59
                                                            =======           =======           =======           =======
Total return                                                  19.36%             9.67%            18.75%             9.71%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   2.20%             2.13%             2.29%             2.57%+
  Net investment loss                                         (1.87)%           (1.81)%           (1.44)%           (2.02)%+
Portfolio turnover                                              170%              157%              218%               82%
Average commission rate###                                  $0.0387           $0.0422           $  --             $  --
Net assets at end of period (000 omitted)                   $73,940           $67,043           $61,742           $36,849

  *For the period from the commencement of the Fund's investment operations, December 1,
   1993, through August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after
   September 1, 1995.
(S)The investment advisor did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

    Net investment loss                                     $                 $                 $                 $ (0.15)
    Ratios (to average net asets):
      Expenses                                               --                --                --                  3.10%+
      Net investment loss                                    --                --                --                 (2.56)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                   1997             1996             1995            1994*         1997**
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C                                                            CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $  8.85          $  9.91           $  8.61         $  7.80        $  8.50
                                                     -------          -------           -------         -------        -------

Income from investment operations# -
 Net investment loss                                 $ (0.16)         $ (0.17)          $ (0.14)        $ (0.04)       $ (0.05)
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                          1.74             0.94              1.69            0.85           0.99
                                                     -------          -------           -------         -------        -------
Total from investment operations                     $  1.58          $  0.77           $  1.55         $  0.81        $  0.94
                                                     -------          -------           -------         -------        -------

Less distributions declared to shareholders -
From net realized gain on investments and
 foreign currency transactions                       $ (1.24)         $ (1.83)          $ (0.25)        $  --          $  --
                                                     -------          -------           -------         -------        -------
Net asset value - end of period                      $  9.19          $  8.85           $  9.91         $  8.61        $  9.44
                                                     =======          =======           =======         =======        =======
Total return                                           19.44%            9.60%            18.63%          10.38%++       11.06%++
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                             2.16%            2.17%             2.30%           2.50%+         1.03%+
 Net investment loss                                   (1.79)%          (1.90)%           (1.55)%         (2.22)%+       (0.74)%+
Portfolio turnover                                       170%             157%              218%             82%           170%
Average commission rate###                           $0.0387          $0.0422           $  --           $  --          $0.0387
Net assets at end of period (000 omitted)            $ 5,796          $ 6,860           $ 3,209         $    87        $ 1,384

  *For the period from the commencement of offering of Class C shares, August 1, 1994, through August 31, 1994. **For the period from the commencement of the Fund's offering of Class I shares, January 3, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
+++The Fund's expenses are calculated without reduction for fees paid indirectly. #Per share distributions are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment advisor did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

    Net investment loss                               $ --             $ --             $  --           $(0.05)        $ --
    Ratios (to average net assets):
      Expenses                                          --               --                --             3.03%+         --
      Net investment loss                               --               --                --            (2.71)%+        --

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective September 1, 1997, the name of the Fund was changed from MFS OTC Fund to MFS Mid Cap Growth Fund.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1997, $1,835,920 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share. At August 31, 1997, accumulated net realized loss under book accounting was different from tax accounting due to temporary differences in accounting for wash sale transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

        First $1 billion                                      0.0150%
        Next $1 billion                                       0.0125%
        Next $1 billion                                       0.0100%
        In excess of $3 billion                               0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,184 for the year ended August 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,709 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $18,471 for the year ended August 31, 1997. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended August 31, 1997, were .26% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $20,179 and $302 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B, and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $304, $140,576, and $3,156 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $191,450,780 and $203,178,277, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                                $110,655,476
                                                                  ============
    Gross unrealized appreciation                                 $ 18,497,710
    Gross unrealized depreciation                                    7,930,212
                                                                  ------------
        Net unrealized appreciation                               $ 10,567,498
                                                                  ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                         YEAR ENDED AUGUST 31, 1997          YEAR ENDED AUGUST 31, 1996
                                   --------------------------------    --------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,045,715      $  27,193,349        2,953,255      $  28,054,414
Shares issued to shareholders in
  reinvestment of distributions          589,985          4,958,075          609,434          4,991,266
Shares transferred to Class I           (265,865)        (2,259,849)
Shares reacquired                     (2,816,583)       (25,053,752)      (2,683,072)       (24,825,437)
                                      ----------       ------------       ----------      -------------
    Net increase                         553,252       $  4,837,823          879,617      $   8,220,243
                                      ==========       ============       ==========      =============

Class B Shares
                                         YEAR ENDED AUGUST 31, 1997          YEAR ENDED AUGUST 31, 1996
                                   --------------------------------    --------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            4,632,366       $ 40,232,895        3,674,349      $  33,978,577
Shares issued to shareholders in
  reinvestment of distributions        1,017,100          8,502,410        1,119,205          9,076,592
Shares reacquired                     (5,182,228)       (44,830,300)      (3,501,980)       (31,963,123)
                                      ----------       ------------       ----------      -------------
    Net increase                         467,237       $  3,905,005        1,291,574      $  11,092,046
                                      ==========       ============       ==========      =============

Class C Shares
                                         YEAR ENDED AUGUST 31, 1997          YEAR ENDED AUGUST 31, 1996
                                   --------------------------------    --------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              555,743       $  4,850,217        2,005,344      $  18,386,304
Shares issued to shareholders in
  reinvestment of distributions           81,725            674,616           89,936            723,987
Shares reacquired                       (782,083)        (6,947,620)      (1,644,089)       (15,066,639)
                                      ----------       ------------       ----------      -------------
    Net increase (decrease)             (144,615)      $ (1,422,787)         451,191      $   4,043,652
                                      ==========       ============       ==========      =============

Class I Shares
                                         YEAR ENDED AUGUST 31, 1997
                                   --------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                               12,016          $  95,935
Shares transferred from Class A          265,865          2,259,849
Shares reacquired                       (131,205)        (1,088,809)
                                      ----------       ------------
    Net increase                         146,676       $  1,266,975
                                      ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $1,130.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of affiliated issues at August 31, 1997, is set forth below.

                                            ENDING          PURCHASE    MARKET
AFFILIATE                                   SHARE AMOUNT        COST     VALUE
--------------------------------------------------------------------------------
Southern African
  Minerals Corp.                                 810,000  $1,093,729  $303,345

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV Shareholders of MFS Mid Cap Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund as of August 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for the year ended August 31, 1997 and for each of the years in the four-year period ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MID CAP GROWTH FUND

TRUSTEES                                            CUSTODIAN
A. Keith Brodkin* - Chairman and President          State Street Bank and Trust Company

Richard B. Bailey* - Private Investor;              AUDITORS
Former Chairman and Director (until 1991),          Deloitte & Touche LLP
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director, Cambridge    INVESTOR INFORMATION
Trust Company                                       For MFS stock and bond market outlooks, call toll
                                                    free: 1-800-637-4458 anytime from a touch-tone
Peter G. Harwood - Private Investor                 telephone.

J. Atwood Ives - Chairman and Chief Executive       For information on MFS mutual funds, call your
Officer, Eastern Enterprises                        financial adviser or, for an information kit, call
                                                    toll free: 1-800-637-2929 any business day from
Lawrence T. Perera - Partner, Hemenway & Barnes     9 a.m. to 5 p.m. Eastern time (or leave a message
                                                    anytime).
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business              INVESTOR SERVICE
Administration                                      MFS Service Center, Inc.
                                                    P.O. Box 2281
Charles W. Schmidt - Private Investor               Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice            For general information, call toll free:
President, Director and Secretary, Massachusetts    1-800-225-2606 any business day from
Financial Services Company                          8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,        For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company            toll free: 1-800-637-6576 any business day from
                                                    9 a.m. to 5 p.m. Eastern time. (To use this service,
Elaine R. Smith - Independent Consultant            your phone must be equipped with a
                                                    Telecommunications Device for the Deaf.)
David B. Stone - Chairman, North American
Management Corp. (investment advisers)              For share prices, account balances, and exchanges,
                                                    call toll free: 1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                                  anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                 WORLD WIDE WEB
Boston, MA 02116-3741                               www.mfs.com

DISTRIBUTOR                                         [DALBAR   For the fourth year in a row,
MFS Fund Distributors, Inc.                         LOGO]     MFS earned a #1 ranking in the
500 Boylston Street                                       DALBAR, Inc. Broker/Dealer Survey,
Boston, MA 02116-3741                               Main Office Operations Service Quality
                                                    Category. The firm achieved a 3.42
PORTFOLIO MANAGER                                   overall score on a scale of 1 to 4 in
Mark Regan*                                         the 1997 survey. A total of 111 firms
                                                    responded, offering input on the
TREASURER                                           quality of service they received from
W. Thomas London*                                   29 mutual fund companies nationwide.
                                                    The survey contained questions about
ASSISTANT TREASURERS                                service quality in 11 categories,
Mark E. Bradley*                                    including "knowledge of operations
Ellen Moynihan*                                     contact," "keeping you informed,"
James O. Yost*                                      "ease of doing business" with the firm.

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) MID CAP                                              BULK RATE
GROWTH FUND                                               U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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